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  PRIVATE CLIENT GROUP
  MANAGED ACCOUNTS SERVICES

  PaineWebber Incorporated
  1200 Harbor Blvd.
  Weehawken, NJ 07087-6791

                                                             [LOGO]

THE FOLLOWING IS A SUPPLEMENT TO THE PROSPECTUS, DATED DECEMBER 1, 1997, OF PAINEWEBBER PACE SELECT ADVISORS TRUST (THE "PACE TRUST").

March 11, 1998

Dear PaineWebber PACE-SM- Investor:

The purpose of this supplement is to inform you of (1) mergers affecting two of the sub-advisers (each an "Adviser") of the PACE Trust: Brandywine Asset Management, Inc. ("Brandywine"), Adviser of PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS portfolio, and Brinson Partners, Inc. ("Brinson"), Adviser of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS portfolio, and (2) a change in the non-fundamental investment policy for PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS portfolio to permit investments in certain non-investment grade debt securities.

MERGERS AFFECTING BRANDYWINE AND BRINSON

On January 16, 1998, Brandywine was acquired by Legg Mason, Inc. ("Legg Mason") in an exchange of stock. Legg Mason, based in Baltimore, Maryland, is a holding company which provides securities brokerage, investment management and investment banking services through its wholly owned subsidiaries. Prior to acquiring Brandywine, Legg Mason had approximately $54 billion in assets under management. As a result of the merger, Brandywine shareholders became shareholders of Legg Mason, and Brandywine became a wholly owned subsidiary of Legg Mason. Under the terms of the agreement, Brandywine will continue to be managed by its senior managers, including its founder and President, W. Anthony Hitschler, all of whom are expected to remain with the firm under long-term employment agreements.

During the first week of February, 1998, shareholders of Swiss Bank Corporation and UBS (Union Bank of Switzerland) approved a proposal to merge the two entities into a single organization, to be called UBS (United Bank of Switzerland). As part of this merger, Brinson, an indirect wholly owned subsidiary of Swiss Bank Corporation, will be combined with UBS Asset Management to form the Brinson Division. The Brinson Division will become the institutional asset management division of the new UBS (United Bank of Switzerland), with approximately $340 billion in assets under management. Gary Brinson, Brinson's President and Managing Partner, will be the Chief Executive Officer and Chief Investment Officer of the Brinson Division. Swiss Bank Corporation and UBS (Union Bank of Switzerland) expect to complete the proposed transaction in the second quarter of 1998. It is anticipated that as a result of the merger, which will be effected through a share exchange offer, Swiss Bank Corporation shareholders will hold 40% and UBS (Union Bank of Switzerland) shareholders will hold 60% of the share capital of UBS (United Bank of Switzerland).

  Established 1879
  Member New York Stock Exchange, Inc.
  Other Principal Exchanges
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Along with the investment counseling provided by your PaineWebber Investment
Executive, a significant part of the services you receive within the PACE Program is the ongoing review and due diligence of the PACE Advisers. As you know, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is responsible for the selection and ongoing review, subject to review and approval of the Board of Trustees (the "Board") of the PACE Trust, of the Advisers for the PACE portfolios. Since the announcements of the mergers, Mitchell Hutchins has been in close contact with both Brandywine and Brinson regarding their respective transactions. Each of Brandywine and Brinson has assured Mitchell Hutchins that the same investment professionals and investment process continue to be in place for the respective PACE portfolio and that no material changes are expected in the future as a result of the change in the firm's ownership. At a meeting held on January 13, 1998, the Board approved Brandywine's proposed merger with Legg Mason and the form of new Sub-Advisory Agreement which was entered into with Brandywine upon the closing of the merger. With respect to Brinson, Mitchell Hutchins is continuing to evaluate Brinson's status as the transaction progresses. Mitchell Hutchins has not recommended that the Board take any action at this time with respect to Brinson based on the assurances that Mitchell Hutchins has received from Brinson regarding the current investment personnel and process. Mitchell Hutchins intends to continue to monitor both firms closely to ensure that the PACE portfolios are not adversely impacted.

CHANGE IN THE NON-FUNDAMENTAL INVESTMENT POLICY FOR
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

The Board has authorized PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS to invest up to 10% of its total assets in debt securities rated below A by Moody's or S&P, but rated at least C by S&P, or determined by the portfolio's sub-adviser, Schroder Capital Management International Inc., to be of comparable quality.

THE FOLLOWING IS ADDED TO THE END OF THE FIRST PARAGRAPH OF THE SECTION ENTITLED "PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS" ON PAGE 24 OF THE PACE TRUST PROSPECTUS UNDER THE CAPTION ENTITLED "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS AND RISK FACTORS":

The Portfolio also may invest up to 35% of its total assets in debt securities. All of the debt securities purchased for the Portfolio will be limited to those that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below A by Moody's or S&P, but rated at least C by S&P, or determined by the Adviser to be of comparable quality. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 10% of the Portfolio's total assets is held in securities rated below A by Moody's or S&P and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Other Investment Policies and Risk Factors -- Debt Securities" below and the Appendix in the SAI for a description of Moody's and S&P ratings.

IN ADDITION, THE FOLLOWING REPLACES THE SECOND, THIRD AND FOURTH PARAGRAPHS OF THE SECTION ENTITLED "DEBT SECURITIES" ON PAGES 25-26 OF THE PACE TRUST PROSPECTUS UNDER THE CAPTION ENTITLED "OTHER INVESTMENT POLICIES AND RISK FACTORS":

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Except where otherwise indicated, each Portfolio will invest in securities rated
A or better by any NRSRO or determined by the Adviser to be of comparable quality. PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may invest in medium-rated securities (i.e., rated Baa by Moody's or BBB by S&P). Moody's considers securities rated Baa to have speculative characteristics. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS AND
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS also may invest in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P). However, PACE STRATEGIC FIXED INCOME INVESTMENTS will not purchase a security rated lower than B by Moody's or S&P, and PACE GLOBAL FIXED INCOME INVESTMENTS will not purchase a security rated lower than Ba by Moody's or BB by S&P. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. In addition, PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS will not purchase a security rated lower than C by S&P or another rating assigned by Moody's that the Portfolio's Adviser determines to be of comparable rating to S&P's C rating.
Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions and, as previously stated, are commonly referred to as "junk bonds."

PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS are permitted to purchase debt securities that are not rated by an NRSRO but that the Portfolio's Adviser determines to be of comparable quality to that of rated securities in which it may invest. These securities are included in the computation of any percentage limitations applicable to comparably rated securities.

Although the relevant Advisers will attempt to minimize the speculative risks associated with investments in junk bonds through diversification, credit analysis and attention to current trends in interest rates and other factors, an investor should carefully review the objectives and policies of PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS and consider its ability to assume the investment risks involved before making an investment.
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If you have any questions or would like additional information, please contact your Investment Executive.

Please retain this supplement with your PACE Trust Prospectus for future reference.

Sincerely,

/S/ ERIC T. JONES
Eric T. Jones
Senior Vice President
PACE Program Manager